UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

Revance Therapeutics, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1222 Demonbreun Street, Suite 2000, Nashville, Tennessee, 37203
(Address of principal executive offices and zip code)

(615) 724-7755
(Registrant’s telephone number, including area code)

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RVNC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01
Other Events.

On August 16, 2024, Revance Therapeutics, Inc. (the “Company” or “Revance”) received a notice to remedy alleged material breaches, including breaches of the maximum levels of buffer stock and required efforts to promote and sell Teoxane products, under the Company’s exclusive distribution agreement with Teoxane SA (“Teoxane”), dated January 10, 2020, as amended (the “Distribution Agreement”). The Company denies the alleged material breaches asserted in the notice, does not believe that the asserted allegations constitute material breaches under the terms of the Distribution Agreement and intends to defend itself vigorously. The Company is engaged in discussions with Teoxane regarding the notification. These discussions could result in various outcomes, including but not limited to, the Company and Teoxane agreeing to modify certain terms of the Distribution Agreement, including the Company’s minimum purchase obligations thereunder or the Company or Teoxane seeking remedies under the Distribution Agreement, including Teoxane seeking to terminate the Distribution Agreement. The Distribution Agreement continues to be in full force and effect.

In light of these discussions, on September 19, 2024, Revance, Crown Laboratories, Inc. (“Crown”) and Reba Merger Sub, Inc. (“Merger Sub,” and together with Crown, the “Buyer Parties”) agreed to extend the date by which Merger Sub is obligated to commence the tender offer for all of the outstanding shares of common stock of the Company (the “Offer”) pursuant to the previously announced Agreement and Plan of Merger, dated as of August 11, 2024, by and among the Buyer Parties and the Company (the “Merger Agreement”), to October 4, 2024 or such other date as may be mutually agreed to between the Company and the Buyer Parties. The Company’s ongoing discussions with Teoxane and the Buyer Parties could result in delays to the consummation of the Offer or in the Company or the Buyer Parties seeking remedies in accordance with the terms of the Merger Agreement.

Crown and Revance filed their respective Premerger Notification and Report Forms pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended with the U.S. Federal Trade Commission and the U.S. Department of Justice on August 23, 2024, which initiated a 15-day waiting period. The waiting period expired on September 9, 2024, at 11:59 p.m., Eastern Time.

A copy of the waiver to the Merger Agreement relating to the extension is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Waiver to Agreement and Plan of Merger, dated September 19, 2024, by and among Crown Laboratories, Inc., Reba Merger Sub, Inc. and Revance Therapeutics, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward Looking Statements

Certain statements either contained in or incorporated by reference into this document are “forward‑looking statements.” The use of words such as “anticipates,” “hopes,” “may,” “should,” “intends,” “projects,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements. All statements, other than statements of historical fact, are forward-looking statements. These forward-looking statements include, among others, statements relating to the potential modification or termination of the Distribution Agreement and expected tender offer commencement date. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others, the risks and uncertainties inherent in the offer and the merger, including, among other things, regarding how many of the Company stockholders will tender their shares in the offer, the possibility that competing offers will be made, the ability to obtain requisite regulatory approvals, the ability to satisfy the conditions to the closing of the offer and the merger, the expected timing of the offer and the merger, the possibility that the merger will not be completed, difficulties or unanticipated expenses in connection with integrating the parties’ operations, products and employees and the possibility that anticipated synergies and other anticipated benefits of the transaction will not be realized in the amounts expected, within the expected timeframe or at all, the effect of the announcement of the offer and the merger on the Company’s and Parent’s business relationships (including, without limitations, partners and customers), the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the expected tax treatment of the transaction, and the impact of the transaction on the businesses of the Company and Parent, and other circumstances beyond the Company’s and Parent’s control. You should not place undue reliance on these forward looking statements. Certain of these and other risks and uncertainties are discussed in Company’s and Parent’s filings with the SEC, including the Schedule TO (including the offer to purchase, letter of transmittal and related documents) the Parent and Merger Sub will file with the SEC, and the Solicitation/Recommendation Statement on Schedule 14D-9 the Company will file with the SEC, and the Company’s most recent Form 10-K and Form 10-Q filings with the SEC. Except as required by law, neither we nor the Buyer Parties undertake any duty to update forward-looking statements to reflect events after the date of this document.

Additional Information and Where to Find It

The tender offer described above has not yet commenced. This communication is not an offer to buy nor a solicitation of an offer to sell any securities of Revance. The solicitation and the offer to buy shares of Revance’s common stock will be made only pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that the Buyer Parties intend to file with the SEC. In addition, Revance will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Once filed, such documents will be mailed to the stockholders of Revance free of charge and investors will also be able to obtain a free copy of these materials (including the tender offer statement, offer and the related letter of transmittal), as well as the solicitation/recommendation statement and other documents filed by the Buyer Parties and Revance with the SEC at the website maintained by the SEC at www.sec.gov. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by Revance under the “News” section of Revance’s website at www.revance.com. The information contained in, or that can be accessed through, Revance’s or Parent’s website is not a part of, or incorporated by reference herein.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME), INCLUDING THE TENDER OFFER MATERIALS (INCLUDING THE OFFER, THE RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT OF REVANCE AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES INTO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Revance Therapeutics, Inc.

By:	/s/ Tobin C. Schilke
Name:	Tobin C. Schilke
Title:	Chief Financial Officer

Date: September 23, 2024